GOF-P15 04/26

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED APRIL 29, 2026

TO THE SUMMARY PROSPECTUSES, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED AUGUST 1, 2025, OF

FRANKLIN INTERNATIONAL CORE DIVIDEND TILT INDEX ETF

FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

FRANKLIN U.S. DIVIDEND BOOSTER INDEX ETF (EACH, A “FUND” AND TOGETHER THE “FUNDS”)

I.

For each Fund, the following is added as the second to last paragraph under the section titled “Fund Summary—Principal Investment Strategies” in the Summary Prospectus and Prospectus, and as the last paragraph in the Fund’s respective sub-section within the section titled “Fund Details—Principal Investment Policies and Practices” in the Prospectus.

The Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index is diversified. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index. A “non-diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index.

II.	The following is added to each Fund’s Summary Prospectus and Prospectus in the section titled “Fund Summary—Principal Risks.”

Change in Diversification Status: In seeking to track its Underlying Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In such circumstances, the Fund may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

III.	The following is added to each Fund’s Prospectus in the section titled “Fund Details—Principal Risks.”

Change in Diversification Status: In seeking to track its Underlying Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A “non-diversified” fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares and a greater risk of loss.

IV.	The following replaces the disclosure in the section titled “Index Provider” in the Prospectus for the Franklin U.S. Dividend Booster Index ETF.

VettaFi LLC (VettaFi) creates, compiles, maintains, calculates and publishes each Underlying Index. Franklin Templeton Companies, LLC (FTC), an affiliate of Advisory Services and FT Institutional, has entered into a license agreement with VettaFi to use the Underlying Indexes. Pursuant to an index sub-licensing agreement between FTC and Franklin Templeton ETF Trust, FTC provides the use of the Underlying Indexes and related intellectual property at no cost to the Franklin Templeton ETF Trust and the Funds.

Each Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, each Fund will continue to track its respective underlying index (the “Underlying Index”) even if the Fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index.

Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

The Funds’ SAIs are amended as follows:

I.	The following is added with respect to each Fund after the first sentence of the first paragraph in the “General Description of the Trust and the Fund” section of the SAI:

The Fund intends to be diversified in approximately the same proportion as its corresponding Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (1940 Act), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its corresponding Underlying Index. A “non-diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of its corresponding Underlying Index.

II.	The following is added with respect to each Fund in the “Goals, Strategies and Risks—Fundamental Investment Policies” section of the SAI:

The Fund intends to be diversified in approximately the same proportion as its Underlying Index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of its Underlying Index.

III.	The following is added with respect to each Fund in the “Goals, Strategies and Risks” section of the SAI within the disclosure describing the general risks associated with the Fund’s investments:

Change in diversification status In seeking to track its Underlying Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In such circumstances, the Fund may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Please retain this supplement for future reference.